Exhibit 10.4


                                                                 EXECUTION COPY


                               AMENDMENT NO. 2 TO
                             SHAREHOLDERS AGREEMENT


               Amendment No. 2, dated as of May 9, 1996, to the Shareholders

Agreement, dated as of September 19, 1988 (the "Shareholders Agreement"), as

amended, among Loehmann's, Inc., a Delaware corporation (the "Company"), and certain holders of the Company's Common Stock, par value $.01 per share (the

"Common Stock"), that are listed on the signature pages hereof (collectively,

the "Supermajority Holders"). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Shareholders Agreement.

               WHEREAS, on May 7, 1996, Loehmann's Holdings, Inc., a Maryland

corporation ("Holdings"), the original party to the Shareholders Agreement, was merged with and into a new wholly-owned Delaware subsidiary of Holdings ("New

Holdings") and on May 8, 1996, New Holdings subsequently was merged with and into the Company, with the Company being the surviving corporation (the

"Holdings Merger") and whereby the Company succeeded to the rights and obligations of Holdings under the Shareholders Agreement;

               WHEREAS, upon consummation of the Holdings Merger, each share of

Holdings common stock, par value $0.008403361 per share, will be converted into

 .223446 shares of the Company's common stock, par value $0.01 per share (the

"Common Stock");

               WHEREAS, pursuant to a Registration Statement filed with the

Securities and Exchange Commission, the Company may sell up to 3,572,000 shares of Common Stock and certain shareholders of the Company may sell up to 535,800



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                                                                           2


shares of Common Stock pursuant to the underwriters' overallotment option

(collectively, the "Initial Public Offering"), and as a result, upon consummation of the Initial Public Offering, the Shareholders Agreement might otherwise terminate pursuant to section 7.10 thereof; and

               WHEREAS, the parties desire to amend the Shareholders Agreement to enable certain provisions thereof to continue in effect following the

Initial Public Offering.


               NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

               1.    Section 7.10 of the Shareholders Agreement is hereby

amended and restated to read in its entirety as follows:



     "This Agreement, other than the Surviving Provisions, shall terminate and be of no further force or effect (i) when 40% of the Common Shares then outstanding have been sold pursuant to one or more Public Offerings, provided that such 40% shall be calculated after giving effect to and upon completion of such Offering or Offerings or (ii) upon a vote in favor of terminating this Agreement by the Supermajority Holders at the time of termination; provided, however, that the Surviving Provisions shall terminate and be of no further force or effect upon the earliest of (i) when 60% of the Common Shares then outstanding shall have been sold pursuant to one or more public Offerings (including the Initial Public Offering), provided that such 60% shall be calculated after giving effect to and upon completion of such offering or offerings,
      (ii) immediately following the Company's 1998 annual meeting of stockholders and (iii) upon the vote in favor of terminating this Agreement by the Supermajority Holders at the time of termination.
      For purposes of this Section 7.10, the Surviving Provisions shall mean Articles 3 (other than Sections 3.1(a)(iv) and 3.1(a)(v)) and
      Article VII, as amended hereby."

               2.    Except as specifically amended hereby, the Shareholders

Agreement shall remain in full force and effect and is hereby ratified and confirmed.



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                                                                           3



               3. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York as to agreements made and to be performed entirely within such state.

               4. This Amendment No. 2 may be executed in two or more

counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment

No. 2 to be duly executed as of the date first written above.


                                        LOEHMANN'S, INC.



                                        By: /s/Philip Kaplan
                                            ---------------------------
                                             Name: Philip Kaplan
                                             Title: President



                                        SEFINCO LTD., a Bermuda corporation


                                        By: /s/ Joseph J. Pinto
                                            ---------------------------
                                             Name:  Joseph J. Pinto
                                             Title: Vice President



                                        SPROUT CAPITAL V, a partnership
                                           organized under the laws of New York

                                        By:  DLJ GROWTH ASSOCIATES, as
                                               General Partner


                                        By: /s/ Janet Hickey
                                            ---------------------------
                                             Name:   Janet Hickey
                                             Title:  General Partner

                                       SPROUT GROWTH, L.P., a partnership
                                          organized under the laws of Delaware

                                        By:  DLJ GROWTH ASSOCIATES, as
                                               General Partner


                                        By: /s/ Janet Hickey
                                            ----------------------------
                                            Name: Janet Hickey
                                            Title: General Partner


                                        SPROUT GROWTH, LTD., a corporation
                                           organized under the laws of
                                           Cayman Islands

                                        By:  DLJ GROWTH ASSOCIATES, as
                                               Attorney-in-fact


                                        By: /s/ Janet Hickey
                                            ----------------------------
                                            Name: Janet Hickey
                                            Title: General Partner

                                        DLJ VENTURE CAPTIAL FUND II, L.P., a
                                            limited corporation organized
                                            under the laws of Delaware

                                        By:  DLJ GROWTH ASSOCIATES, as
                                               General Partner


                                        By: /s/ Janet Hickey
                                            ----------------------------
                                            Name: Janet Hickey
                                            Title: General Partner



                                        DONALDSON, LUFKIN & JENRETTE,
                                           INC., a Delaware corporation


                                        By: /s/ Thomas E. Siegler
                                            ---------------------------
                                            Name: Thomas E. Siegler
                                            Title: Senior Vice President

                                            /s/ Philip Kaplan
                                            ---------------------------
                                             Name:  Philip Kaplan

                                             c/o Loehmann's, Inc.
                                             2500 Halsey Street
                                             Bronx, New York  10461
                                             Telephone: